                                                                   EXHIBIT 10.35

                                                                    CONFIDENTIAL

                          PORTSMOUTH QUALITY AGREEMENT

                                   RELATING TO

          THE MANUFACTURING SERVICES AGREEMENT DATED NOVEMBER 21, 2005

                                     BETWEEN

                              LONZA BIOLOGICS, INC.

                                       AND

                          TRUBION PHARMACEUTICALS, INC.

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                          PORTSMOUTH QUALITY AGREEMENT

This Portsmouth Quality Agreement ("Portsmouth Quality Agreement") is dated effective as of November 21,2005, and it defines the roles and responsibilities for the quality operations between LONZA BIOLOGICS INC., the registered office of which is at INTERNATIONAL DRIVE, PORTSMOUTH, NH 03801 USA (herein after referred to as ("LB") and TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98102, USA (herein referred to as the "Customer") with respect to manufacture of Customer's proprietary Small Modular lmmunoPharmaceutical (SMIP) known as TRU-015 ("TRU-015") under that certain manufacturing services agreement between the parties of even date herewith (the "Services Agreement") in preparation for regulatory filings and for human clinical use.

When used in this Portsmouth Quality Agreement, the term "Product" shall have the meaning given in the Service Agreement, and refers to TRU-015 and/or to the form of TRU-015 manufactured under the Services Agreement, as the context requires.

This is the Portsmouth Quality Agreement referred to in Exhibit A of the Services Agreement. Capitalized terms used but not defined in this Portsmouth Quality Agreement shall have the meaning given in the Services Agreement. This Portsmouth Quality Agreement may be amended by written agreement of the parties. In the event of a conflict between the Portsmouth Quality Agreement and the Services Agreement, the Services Agreement shall control. This Portsmouth Quality Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which, taken together, shall constitute one and the same instrument. A facsimile signature shall be deemed to be and shall be as effective as an original signature.

The responsibilities and rights of the parties under this Portsmouth Quality Agreement are set forth below.

a.   OVERALL RESPONSIBILITIES

This Portsmouth Quality Agreement outlines the responsibilities of the Customer and LB with respect to the quality assurance of Product manufactured and supplied by LB for the Customer under the terms of the Agreement.

This Portsmouth Quality Agreement takes the form of a detailed list of activities associated with the manufacture, testing and disposition of Product. Responsibility for each activity is assigned to either the Customer or LB, or is assigned to both the Customer and LB. Additional details are provided in the Services Agreement and in the SOP's referred to in this Portsmouth Quality Agreement.

This detailed list describes generic quality activities that would be performed by both parties for Product used in clinical trial supply. The specific services to be provided by LB are set out in the Services Agreement (and any Amendments to the Agreement).

LB is responsible for ensuring that the quality requirements for Product are as specified in the approved Product Specifications, and that Product is manufactured, tested and stored by LB in accordance with current Good Manufacturing Practices (cGMP) and all applicable US and EU laws, regulations and ICH guidelines.

The Customer is responsible for shipping and the final review, approval, and disposition of product for use in the clinic. The Customer is responsible for Product development, technical oversight, product specifications and regulatory agency filings.

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                            SPECIFIC RESPONSIBILITIES

                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
1.0  Organisation and      -    Ensure adequate number of    -    Right to audit
     Personnel                  personnel with appropriate
                                training, skills, knowledge
                                and experience to
                                manufacture and test
                                Product in accordance with
                                cGMP

2.0  Facilities,           -    Ensure facilities,           -    Right to audit
     Utilities and              environment, utilities,
     Equipment                  equipment, computerised
                                systems and software are
                                properly designed,
                                validated and maintained in
                                accordance with cGMP

                           -    Ensure Product is            -    Right to audit
                                manufactured and tested
                                only at sites as agreed
                                with Customer

                           -    Make available for review    -    Right to audit
                                by Customer relevant SOPs
                                of LB related to the
                                Agreement and services of
                                LB

                           -    Provide Customer with Site   -    Include Drug Master File
                                Master File reference that        reference into
                                will allow regulatory             regulatory submissions,
                                agencies the ability to           as appropriate
                                cross-reference other
                                products that are
                                manufactured at LB's
                                manufacturing and testing
                                locations

                           -    Provide Customer with Lonza
                                Policy that no penicillin
                                is manufactured or tested
                                at site

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
3.0  Raw Materials for     -    Source, test and release     -    Right to audit; right to
     Process and                raw materials and primary         review all raw material
     Packaging of               packaging of appropriate          specifications, grades
     Product / Vendor           quality for processing of         and vendors used in
     Qualification              Product                           manufacture of Product
     Process
                                                             -    Customer to provide LB
                                                                  with list of critical
                                                                  raw materials used in
                                                                  Customer process; update
                                                                  with changes as
                                                                  necessary

                           -    Propose and jointly agree    -    Right to approve vendor,
                                to specifications, vendors        grade and specifications
                                and grade of critical raw         of critical raw
                                materials used in Customer        materials used in
                                process in accordance with        Customer process,
                                LB policy, with preference        including excipients,
                                for non-animal and                and raw materials of
                                non-human derived raw             animal or human origin
                                materials

                           -    Acknowledge and support
                                Customer's goal not to use
                                any raw materials of animal
                                or human origin in the
                                development of Customer
                                process

                           -    Retain representative        -    Right to audit
                                samples

(1) Throughout the Portsmouth Quality Agreement, Customer's column includes the phrase "right to audit" - the use of this phrase in certain instances but not in others does not and shall not imply that Customer's audit rights pursuant to Clause 15 below are limited to those boxes where "right to audit" appears

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
4.0  Cell Banks            -    Prepare, characterise and
                                store cell bank(s) if
                                contracted by Customer

                           -    Jointly agree on testing     -    Jointly agree on testing
                                specifications and test           specifications and test
                                methods to enable release         methods to enable
                                of cell banks for use in          Product manufactured
                                LB's multi-product                from cell banks to be
                                manufacturing facility            used in the clinic

                           -    Perform stability testing    -    Right to audit
                                of cell bank(s) if
                                contracted by Customer and
                                share data with Customer

                           IF CELL BANK SUPPLIED BY
                           CUSTOMER

                           -    Review and approve           -    Supply cell bank
                                characterisation data.            characterisation data
                                Store working stock or cell       for review and approval.
                                bank                              Transfer cell bank (or
                                                                  portion thereof) to LB

                           -    Provide shipping validation  -    Right to audit
                                data if requested by
                                Customer

                           IN ALL CASES

                           -    Provide inventory levels
                                periodically upon request
                                by Customer

5.0  Product               -    With the Customer determine  -    With LB determine and
     Specification              and approve the following         approve the following
                                Product specification(s) as       Product specification(s)
                                required:                         as required:

                           -    Drug substance (including    -    Drug substance
                                testing performed on              (including testing
                                fermenter contents for            performed on fermenter
                                adventitious agents)              contents for
                                                                  adventitious agents)

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
6.0  Production and        -    Make available for review    -    Right to review
     Process Control            by Customer documents
                                relating to facility,
                                equipment, Process and test
                                methods, and GMP systems

                           -    Jointly review and approve   -    Jointly review and
                                Process descriptions              approve Process
                                                                  descriptions

                           -    Define and perform an        -    Agree in-process testing
                                in-process control and            strategy
                                testing program strategy

                           -    Using LB templates prepare   -    Right to review and
                                master batch records for          comment on master batch
                                each processing step and          records
                                provide to Customer for
                                review and comment. Retain
                                final master batch record
                                on site at LB

                           -    Designate unique batch       -    Right to audit
                                numbers for raw materials,
                                process materials and
                                Product

                           -    Manufacture of Product in    -    Right to audit
                                accordance with Product
                                Specifications, cGMP         -    Relevant sections of
                                standards, batch records,         Customer's regulatory
                                in-process controls and           submissions to be made
                                in-progress specifications        available to LB as
                                                                  appropriate

                           -    Ensure QA representatives    -    Right to audit
                                on-site or available at all
                                times during manufacture
                                and testing of Product

                           -    Permit Customer's person on  -    Right to designate 1 of
                                plant to be present in LB's       its employees or
                                facility during normal            consultants as
                                business hours to observe         Customer's person on
                                the Runs and observe LB's         plant, to be present in
                                performance, at times and         LB's facility during
                                for durations to be agreed.       normal business hours to
                                While at LB's facility,           observe the Runs and
                                Customer's representative         observe LB's
                                shall comply with all LB's        performance, at times
                                applicable policies and           and for durations to be
                                procedures, and, at LB's          agreed. While at LB's
                                option, shall be escorted         facility, Customer's
                                by LB personnel                   representative shall
                                                                  comply with all of LB's
                                                                  applicable policies and
                                                                  procedures, and, at LB's
                                                                  option, shall be
                                                                  escorted by LB
                                                                  personnel. Lonza must
                                                                  agree to all consultants
                                                                  used by Trubion for
                                                                  person on plant
                                                                  activities

                           -    Perform Product changeover   -    Review and comment on
                                testing of                        LB's policy for Product
                                Product-contacting                changeover testing of
                                equipment in accordance           Product-contacting
                                with LB policy                    equipment

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
7.0  Product Storage,      -    Store, label and package     -    Right to audit
     Labelling and              the Product (including
     Packaging Prior to         samples) as defined in the   -    Provide information on
     Shipment                   Product Specification             shipping requirements

8.0  Shipment              -    Ship Product on behalf of    -    Jointly agree with LB on
     Requirements               Customer to locations             process for shipping
                                designated by Customer in         requirements
                                accordance with jointly
                                agreed process for shipping  -    Right to audit
                                requirements
                                                             -    Acknowledge receipt of
                                                                  Product

                           -    With Customer agree on
                                shipment date for Product

                           -    Provide shipping             -    Right to audit
                                validation data for Product
                                if contracted by Customer

9.0  Laboratory Controls   -    Perform Product release      -    Right to audit
     (QC)                       testing against Bulk Drug
                                Substance Specifications

                           -    Jointly agree on SOP's       -    Jointly agree on SOP's
                                describing Product-specific       describing
                                analytical testing methods        Product-specific
                                                                  analytical testing
                                                                  methods

                                                             -    Provide LB with
                                                                  Product-specific
                                                                  information as it
                                                                  relates to sample
                                                                  storage, handling and
                                                                  testing requirements

                           -    Retesting, where required,   -    Review and comment on LB
                                will be performed in              retest procedure. Review
                                accordance with LB's retest       OOS reports; comment on
                                procedure. Out of                 corrective and
                                specification (OOS) Product       preventative actions
                                release testing results
                                will be notified to the
                                Customer as soon as
                                possible within 3 business
                                days of the OOS being
                                confirmed

                           -    Send samples to Customer     -    Perform Product potency
                                for additional testing            testing and provide data
                                (including potency testing)       to LB; such data will be
                                in accordance with jointly        provided for LB's
                                approved SOP                      information only and not
                                                                  for inclusion into LB's
                                                                  Certificate of Analysis.
                                                                  Customer to create
                                                                  Certificate of Analysis
                                                                  for potency testing
                                                                  results.

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
9.0  Laboratory Controls   -    Retain representative        -    Right to audit
     QC (Continued)             samples of bulk Product
                                from each batch in
                                accordance with LB SOP

                           -    If requested by Customer,    -    Right to receive copies
                                provide copies of raw data        of raw data and testing
                                and testing records               records

                           -    Take additional              -    Request additional
                                representative samples if         samples to be shipped as
                                requested and ship to             required
                                Customer

                           -    Prepare and characterise     -    Jointly approve Product
                                Product reference standard        reference standard
                                in accordance with jointly        Protocol
                                agreed Protocol, if
                                contracted by Customer       -    Right to audit

                           -    Jointly approve Product      -    Jointly approve Product
                                reference standard report         reference standard report

10.0 Use of Contract       -    Qualify Contract Testing     -    Right to jointly audit
     Testing Laboratories       Laboratories for Product
                                release testing in
                                accordance with LB policy

                           -    Notify Customer of Contract  -    Consent or reject to the
                                Testing Laboratories              proposed use of Contract
                                intended to be used for           Testing Laboratories
                                Product release testing

                           -    Facilitate audit by          -    Right to audit
                                Customer if requested from
                                time to time

                           -    If not prohibited by         -    Right to request,
                                Contract Testing                  receive and use copies
                                Laboratory, provide               of LB's audits of
                                Customer with copies of           Contract Testing
                                LB's audits of Contract           Laboratories when
                                Testing Laboratories when         possible, unless
                                possible, if requested            prohibited by Contract
                                                                  Testing Laboratories

11.0 Product Release       -    Review batch record for      -    Right to review
     and Lot Review             compliance with cGMP,             completed and reviewed
                                manufacturing controls, and       Product batch records
                                with the Product
                                Specifications

                           -    Provide Customer with an     -    Right to review
                                electronic copy of the
                                Process documentation
                                including, main operational
                                steps from the completed
                                batch record. This will
                                include Product analysis, a
                                summary of batch related
                                deviations and
                                environmental monitoring
                                summaries, as well as
                                process data, as requested

11.0 Product Release       -    If requested by Customer,    -    Right to request and
                                send full                         receive full

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
     and Lot Review             electronic copies of actual       copies of actual
     (Continued)                deviation                         deviations

                           -    Prepare manufacturer's       -    Prepare Certificate of
                                Certificate of Analysis,          Analysis and Certificate
                                including related                 of Compliance for release
                                Certificate of Compliance         of product for use in
                                                                  human clinical trials

                           -    Release or reject Product    -    Release or reject
                                                                  Product for use in
                                                                  human clinical trials

12.0 Deviations and        -    Initiate investigations,     -    Right to audit
     Failed Run                 evaluate and define follow
     Investigations and         up actions and final
     Reports                    approval of deviations and
                                failure investigations

                           -    Notify Customer of all       -    Review significant
                                significant deviations            deviations; comment on
                                within 24 hours or at least       corrective and
                                3 business days of the            preventative actions
                                event being assigned as
                                significant, and send
                                Customer the related action
                                plan. (A significant
                                deviation is defined in
                                Trubion standard operating
                                procedure 3150 and Lonza
                                SOP USPO1698)

                           -    If requested by Customer,
                                send full copies of
                                deviation and investigation
                                reports.

                           -    Notify Customer of failed    -    Review failure
                                runs within 24 hours or at        investigation report and
                                least 3 business days of          comment on corrective
                                failure being identified          and preventative actions

                           -    Immediately and within at
                                least 3 business days of
                                event being identified,
                                notify Customer of any
                                events which may impact
                                batches previously shipped
                                or released

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
13.0 Change Control        CUSTOMER PROPOSED CHANGES
     Procedures

                           -    Process Product-specific     -    Propose Customer
                                change through change             Product-specific changes
                                control and notify Customer       and provide rationale in
                                of change approval. If            writing
                                change rejected, discuss
                                reasons for rejection with
                                Customer

                           -    Approve proposed
                                Product-specific changes
                                prior to implementation

                           LB PROPOSED CHANGES

                           -    Propose Product-specific     -    Process Product-specific
                                changes and provide               change through change
                                rationale for change to           control and notify LB of
                                process descriptions; test        change approval.
                                methods; sampling plans;          Customer approval for
                                specifications for key raw        change controls will be
                                materials (animal and / or        needed 10 days from
                                human derived raw                 receipt If change
                                materials, , chromatography       rejected, discuss
                                resins and final                  reasons for rejection
                                formulation excipients);          with LB
                                Product specification(s)
                                and stability programme,     -    Approve proposed
                                in-process controls and           Product-specific change
                                other key processing steps        prior to implementation

                           -    Inform Customer of changes   -    Right to audit
                                to key personnel as
                                identified in Appendix 1

                           -    Inform Customer of changes   -    Right to audit
                                to major items of
                                equipment, premises and
                                utilities used for
                                manufacture of Product

                           ALL CHANGES

                           -    With Customer define         -    With LB define strategy
                                strategy for notifying            for notifying change to
                                change to Regulatory.             Regulatory. Agency as
                                Agency as appropriate (see        appropriate (see Section
                                Section 20.0, below,              20.0, below, Regulatory
                                Regulatory Submissions)           Submissions)

                           -    Inform Customer of Product   -    Ensure Product is not
                                batches manufactured with         distributed until
                                the change until regulatory       Regulatory approval
                                approval obtained, if             obtained, if required
                                required

                           -    Cooperate with Customer in   -    Cooperate with LB in
                                connection with change            connection with change
                                controls; respect                 controls; respect LB's
                                Customer's change controls,       change controls, and, as
                                and, as appropriate, use it       appropriate, use it to
                                to initiate LB's change           initiate Customer's
                                controls                          change controls

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
14.0 Reprocessing /        -    Processing to be performed   -    Review and comment on
     Rework                     in accordance with LB SOP.        LB's reprocessing /
                                With Customer agree on and        rework SOP; with LB
                                approve reprocessing /            agree on reprocessing /
                                rework procedures, where          rework procedures, where
                                possible prior to execution       possible prior to
                                                                  execution

                           -    Provided documented reason   -    Right to audit
                                and justification for
                                reprocessing / rework event

                           -    With Customer agree on the   -    With LB agree on the
                                appropriate testing               appropriate testing
                                required prior to Product         required prior to
                                release                           Product release

15.0 Audit                 -    Permit Customer              -    Provide reasonable
                                representatives access as         notice of intention to
                                reasonably required to            audit
                                conduct a cGMP compliance
                                audit, including access to   -    Right to 2 standard cGMP
                                warehousing, manufacturing        compliance audits per
                                areas, laboratories, and          year, plus right to
                                manufacturing records and         additional "for cause"
                                documents, including SOPS         audits
                                (unless they contain
                                specific LB proprietary      -    Right to audit each
                                information eg media              batch record
                                formulations), and
                                personnel, for audit         -    Hold an exit meeting to
                                purposes. Customer                discuss observations
                                representatives to be
                                accompanied at all times by  -    Provide an audit report
                                LB personnel                      within 30 days of
                                                                  completion of audit

                           -    *** cGMP compliance audits
                                permitted per year, with an
                                audit not to exceed *** and
                                a maximum of ***.
                                Additionally the Customer
                                may request "for cause"
                                audits to address
                                production of Product
                                quality issues

                           -    *** audit for each batch
                                record if requested by
                                Customer

                           -    Allow the Customer to
                                observe operations related
                                to Product manufacturing
                                and testing providing other
                                Customer's confidentiality
                                is respected

                           -    Provide a written response
                                to all audit findings that
                                require corrective action
                                within 30 days of receipt
                                of the audit report.
                                Response to include
                                expected timelines

16.0 Product Complaints    -    Respond to requests for      -    Receive and investigate
                                data to                           Product

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
     and Recall                 assist Customer in                complaints and
                                their investigation. Agree        instigate Product recall
                                a time scale for response         as appropriate

17.0 Batch Records         -    Retain records associated    -    Right to audit
                                with manufacture and
                                testing records of Product
                                including records
                                associated with the
                                inspection and release of
                                raw materials and primary
                                packaging components of the
                                Product for 5 years from
                                the date of manufacture of
                                Product. Date of
                                manufacture is defined as
                                the date Product is
                                dispensed in to the bulk
                                product container)

                           -    Notify Customer of intent    -    Customer to approve
                                to destroy records with           destruction or request
                                option to send records to         receipt of records
                                Customer

18.0 Process Validation /  -    With Customer define         -    With LB define process
     Stability Studies          process validation plans          validation plans for
                                for Product including             Product including
                                analytical validation and         analytical validation
                                stability studies                 and stability studies

                           WHERE PROCESS VALIDATION IS
                           PERFORMED BY LB

                           -    Provide Customer with        -    Approve Product-specific
                                Product-specific validation       validation protocol(s)
                                protocol(s) for approval          including stability
                                prior to execution                protocols

                           -    Provide Customer with draft  -    Review and comment on
                                Product-specific validation       Product-specific
                                report(s) for review and          validation report(s)
                                comment                           including stability
                                                                  reports
                           -    Issue Customer with copy of
                                final Product specific
                                validation report(s)

                           WHERE PROCESS VALIDATION IS
                           PERFORMED BY CUSTOMER

                           -    Incorporate specifications   -    Provide LB with process
                                in cGMP documentation and         validation reports
                                regulatory submissions

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
                                             RESPONSIBILITIES AND RIGHTS
                           ---------------------------------------------------------------
           ITEM                           LB                          CUSTOMER(1)
-------------------------  --------------------------------  -----------------------------
19.0 Regulatory Agency     GMP INSPECTIONS
     Inspection
                           -    Inform Customer of           -    For Regulatory Agency
                                Regulatory Agency                 inspections of
                                inspections or regulatory         regulatory action
                                action affecting                  affecting Product,
                                manufacture, testing or           provide assistance when
                                storage of Product                requested by LB

                           -    Notify Customer of           -    Common on proposed
                                inspection observations           inspection responses to
                                (including Deficiency             observations relevant to
                                Letters) affecting the            Product
                                Product, process or systems
                                relating to the Product

20.0 Regulatory            WHERE A DATA PACK IS PROVIDED BY
     Submissions           LB TO SUPPORT CUSTOMER'S
                           CLINICAL TRIAL APPLICATION
                           INITIAL APPLICATION, AMENDMENTS
                           AND RESPONSES TO QUESTIONS

                           -    Provide Customer with data   -    Prepare and provide LB
                                pack covering activities          with copy of relevant
                                performed by LB                   sections of clinical
                                                                  trial application for
                           -    Review and comment on             review and comment prior
                                relevant sections of              to submission to
                                clinical trial application        Regulatory Agency

                                                             -    Provide LB with copy of
                                                                  relevant sections as
                                                                  submitted to Regulatory
                                                                  Agencies

                           TELECONFERENCES AND MEETINGS
                           WITH THE REGULATORY AGENCIES

                           -    Attend teleconferences and   -    Arrange for LB personnel
                                meetings between the              to have option to attend
                                Customer and Regulatory           teleconferences and
                                Agencies arranged to              meetings between
                                specifically discuss topics       Customer and Regulatory
                                relating to LB's                  Agencies to specifically
                                responsibilities                  discuss topics relating
                                                                  to LB's responsibilities

                         [signatures on following page]

                                                          CONFIDENTIAL TREATMENT

                                                                    CONFIDENTIAL

QUALITY APPROVAL

LONZA BIOLOGICS, Inc.


Name: S. Kutzer                         Signature: /s/ S. Kutzer
                                                   -----------------------------
Title: President                        Date: December 5, 2005


TRUBION PHARMACEUTICALS, INC.


Name: Sally Gould                       Signature: /s/ Sally Gould
                                                   -----------------------------
Title: Senior Director                  Date: December 1, 2005

                                                          CONFIDENTIAL TREATMENT

                                                                    CONFIDENTIAL

                 APPENDIX I TO THE PORTSMOUTH QUALITY AGREEMENT

CUSTOMER                              LONZA
--------                              -----
SENIOR VICE PRESIDENT,                HEAD OF LONZA CONTRACT MANUFACTURING:
RESEARCH AND DEVELOPMENT:
Kendall M Mohler PhD
Senior Vice President
Research and Development
Trubion Pharmaceuticals Inc
2401 Fourth Avenue. Suite 1050
Seattle, WA 98121
USA
Tel: +1 206 838 0514                  Tel: + _____________________
Fax: +1 206 838 0503                  Fax: + _____________________
Email: kmohler@trubion.com            Email: _____________________

HEAD OF QUALITY:                      HEAD OF QUALITY:
Sally R Gould
Senior Director, Regulatory Affairs
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel: +1 2I0 6 838 0510                Tel: _______________________
Fax: +1 206 838 0503                  Fax: _______________________
Email: sqould@trubion.com             Email: _____________________

HEAD OF MANUFACTURING:                DIRECTOR OF MANUFACTURING ***:
Dale H Scott
Vice President, Development
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel: +1 206 838 0513                  Tel: _______________________
Fax: +1 206 838 0503                  Fax: _______________________
Email: dscott@trubion.com             Email: _____________________

QUALITY CONTROL MANAGER:              QUALITY CONTROL MANAGER:
Raj Dua PhD
Director, Product Development
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel: +1 206 838 0512                  Tel: _______________________
Fax: +1 206 838 0503                  Fax: _______________________
Email: rdua@drubion.com               Email: _____________________

                                                          CONFIDENTIAL TREATMENT